                                                              1998 ANNUAL REPORT

                             AMERICAN SELECT
                             PORTFOLIO
                             SLA



[LOGO] FIRST AMERICAN
       ASSET MANAGEMENT

     CONTENTS

 1   Fund Overview
 4   Financial Statements and Notes
14   Investments in Securities
17   Independent Auditors' Report
18   Federal Income Tax Information
19   Shareholder Update

                                                         [LOGO] FIRST AMERICAN
                                                                ASSET MANAGEMENT
--------------------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO

PRIMARY INVESTMENTS Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

--------------------------------------------------------------------------------
Average Annualized Total Returns
--------------------------------------------------------------------------------
Based on net asset value for the periods ended November 30, 1998

[GRAPH]

                               One Year        Five Year        Since Inception
                                                                   9/21/93
AMERICAN SELECT PORTFOLIO        9.51%           7.78%               7.15%
LEHMAN BROTHERS MUTUAL FUND
GOVERNMENT/MORTGAGE INDEX        9.47%           7.24%               6.90%

The average annualized total returns for American Select Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year and since-inception periods ended November 30, 1998, were 13.12%, 6.34% and 5.38%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Select Portfolio is comprised primarily of non-securitized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through November 30, 1998.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
--------------------------------------------------------------------------------

FUND OVERVIEW
--------------------------------------------------------------------------------

FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of American Select Portfolio. He has 13 years of financial experience.

DAVID STEELE
assists with the management of American Select Portfolio. He has 20 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Select Portfolio. He has 13 years of financial experience.

JANUARY 15, 1999

FOR THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 1998, AMERICAN SELECT PORTFOLIO HAD A NET ASSET VALUE TOTAL RETURN OF 9.51%, WITH MUCH OF THE RETURN ATTRIBUTABLE TO INCOME GENERATED BY THE FUND.* This compares to a 9.47% return for the Lehman Brothers Mutual Fund Government/Mortgage Index. The fund's total return based on market price was 13.12%.* As of November 30, 1998, the fund continued to trade at a discount to net asset value; the market price was $12.13 per share with a net asset value of $12.96 per share.

ALONG WITH ITS STABLE SHARE PRICE, THE FUND CONTINUED TO PROVIDE AN ATTRACTIVE DIVIDEND. For the year, dividends paid amounted to $1.10 per share. The fund's annualized distribution rate was 8.66% on the November 30 market price of $12.13 per share. Current monthly earnings of $0.0851 per share (based on an average of the three months ended November 30) would result in an annualized earnings rate of 8.42% based on the November 30 market price. Of course, past performance is no guarantee of future results, and those rates will fluctuate.

THE FUND'S MONTHLY DIVIDEND WAS INCREASED BY 0.25 CENTS PER SHARE, BEGINNING WITH THE DIVIDEND PAID IN AUGUST, TO 8.75 CENTS PER SHARE. For most of the year, we continued to benefit from high income generated by loans held in the portfolio. This has played a major role in allowing us to hold the dividend fairly steady, even through a turbulent market.

A SMOOTH START TO THE FISCAL YEAR GAVE WAY TO MUCH MORE VOLATILITY IN THE FIXED-INCOME MARKET BY SUMMER. Global economic turmoil, primarily in Asia, Russia and Brazil, was a major contributor to significant declines in the equity, corporate-debt and commercial mortgage-backed securities markets, particularly in August and September. Fears arose about the ability of the U.S. economy

* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------
As a percentage of total assets on November 30, 1998

[CHART]

Multifamily Loans             63%
Short-term Securities          1%
Other Assets                   1%
Commercial Loans              13%
U.S. Treasury Securities      10%
Single-family Loans           12%

--------------------------------------------------------------------------------
DELINQUENT LOAN PROFILE
--------------------------------------------------------------------------------
The chart below shows the percentage of single family loans** in the portfolio that are 30, 60, 90 or 120 days delinquent as of November 30, 1998, based on principal amounts outstanding.

Current                       94.4%
-----------------------------------
30 Days                        4.4%
-----------------------------------
60 Days                          0%
-----------------------------------
90 Days                        0.6%
-----------------------------------
120+ Days                      0.6%
-----------------------------------

** As of November 30, 1998, there were no multifamily or commercial loans delinquent.
--------------------------------------------------------------------------------


          1  1998 ANNUAL REPORT  AMERICAN SELECT PORTFOLIO

FUND OVERVIEW CONTINUED
--------------------------------------------------------------------------------

to weather the storm. As a result, investors fled to the relative security of U.S. Treasury bonds. However, in October and November, the Federal Reserve took action to reduce interest rates, which helped to neutralize many of the concerns on domestic and international fronts. As a result, the markets rebounded late in the year.

THE FUND CONTINUES TO BROADEN ITS LOAN PORTFOLIO. Initially, the fund invested entirely in multifamily mortgage loans. More recently however, the fund has diversified its loan portfolio to include single-family and commercial mortgages. The pace at which this reallocation process occurs will be a function of the amount of prepayments that the fund encounters in coming months. Volatility in the commercial mortgage-backed securities market provided an opportunity for us to invest in mortgages with attractive yields and good credit quality.

THE HIGHER-YIELD ENVIRONMENT THAT RESULTED FROM THE MARKET'S DECLINE SLOWED MORTGAGE PREPAYMENTS IN THE PORTFOLIO. As loans in the portfolio prepay, we reinvest assets into other, often lower-yielding loans. The volatility during the summer and early fall slowed prepayment activity, which helped maintain income at attractive levels.

AN ADDITIONAL BENEFIT OF THE MARKET'S VOLATILITY WAS THE STABILIZING EFFECT IT SEEMED TO HAVE ON THE REAL ESTATE MARKET. In the first several months of 1998, equity and debt capital was flowing freely to real estate, increasing the risk of overbuilt markets. The correction in August and September slowed

--------------------------------------------------------------------------------
Geographical Distribution
--------------------------------------------------------------------------------
We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of November 30, 1998. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

[MAP]

Arizona                 8%
California              5%
Colorado                4%
Florida                 5%
Georgia                 2%
Idaho                   1%
Illinois                2%
Louisiana               5%
Maryland                1%
Massachussetts          1%
Michigan                5%
Minnesota               7%
Missouri                1%
Nebraska                1%
Nevada                  1%
New Jersey              1%
New Mexico              2%
New York                1%
North Carolina          3%
Ohio                    2%
Oklahoma               10%
South Dakota            1%
Tennessee               3%
Texas                  24%
Washington              2%

--------------------------------------------------------------------------------


          2  1998 ANNUAL REPORT  AMERICAN SELECT PORTFOLIO

FUND OVERVIEW CONTINUED
--------------------------------------------------------------------------------

commercial new construction and property sales, which should help to extend the real estate cycle. That creates a better outlook in the near term for the fund.


LOOKING AHEAD, OUR GREATEST CONCERN IS THE IMPACT THAT PREPAYMENTS WILL HAVE ON THE FUND'S INCOME. As we have stated in the past, loan prepayments occurring in today's interest rate environment are typically reinvested in lower-yielding securities. This will eventually result in a reduced dividend. Of course, this all depends on interest rate and market trends in the months and years to come. We continue to do all we can to find securities that offer attractive yields. In addition, the current dividend level will be supported in the short run by the fund's dividend reserve of $0.0965 per share.

WE WILL CONTINUE TO FOCUS ON CREDIT QUALITY. We always look for ways to boost the overall quality of the fund's holdings without making any significant sacrifices in income. Our active management approach has helped us to take advantage of the income potential of the whole loan market to maintain an attractive dividend yield for shareholders. We remain committed to our past practice of avoiding loans that offer a yield premium while significantly sacrificing quality. We value the confidence you, our shareholders, have put in our focus on keeping credit risk to a minimum. Since the fund's inception, accumulated net losses from forclosures have amounted to $0.0004 per share.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN SELECT PORTFOLIO. We are pleased that the fund generated a competitive return and stable income through a volatile period for the markets. We appreciate your faith in our abilities and look forward to continuing to serve you in the coming year.

--------------------------------------------------------------------------------
Valuation of Whole Loan Investments
--------------------------------------------------------------------------------

The fund's investments in whole loans (single-family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

--------------------------------------------------------------------------------


          3  1998 ANNUAL REPORT  AMERICAN SELECT PORTFOLIO

               Financial Statements

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  November 30, 1998
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......     $209,949,713
Cash in bank on demand deposit  ............................          549,519
Accrued interest receivable  ...............................        1,567,854
                                                              ----------------
  Total assets  ............................................      212,067,086
                                                              ----------------

LIABILITIES:
Reverse repurchase agreements payable  .....................       57,000,000
Accrued investment management fee  .........................           63,243
Accrued administrative fee  ................................           25,297
Accrued interest  ..........................................          140,126
                                                              ----------------
  Total liabilities  .......................................       57,228,666
                                                              ----------------
  Net assets applicable to outstanding capital stock  ......     $154,838,420
                                                              ----------------
                                                              ----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............     $170,504,026
Undistributed net investment income  .......................        1,152,773
Accumulated net realized loss on investments  ..............      (18,596,857)
Unrealized appreciation of investments  ....................        1,778,478
                                                              ----------------

  Total - representing net assets applicable to capital
    stock  .................................................     $154,838,420
                                                              ----------------
                                                              ----------------

* Investments in securities at identified cost  ............     $208,171,235
                                                              ----------------
                                                              ----------------

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................     $154,838,420
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................       11,943,083
Net asset value  ...........................................           $12.96
Market price  ..............................................           $12.13

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

               1  1998 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended November 30,
                      1998
 ................................................................................

INCOME:
Interest (net of interest expense of $3,485,782)  ..........     $14,165,499
                                                              ---------------

EXPENSES (NOTE 3):
Investment management fee  .................................         773,198
Administrative fee  ........................................         309,279
Custodian and accounting fees  .............................         113,171
Transfer agent fees  .......................................          22,464
Reports to shareholders  ...................................          72,262
Mortgage servicing fees  ...................................         260,853
Directors' fees  ...........................................           9,386
Audit and legal fees  ......................................          71,927
Other expenses  ............................................          52,735
                                                              ---------------
  Total expenses  ..........................................       1,685,275
    Less expenses paid indirectly  .........................         (14,681)
                                                              ---------------

  Total net expenses  ......................................       1,670,594
                                                              ---------------

  Net investment income  ...................................      12,494,905
                                                              ---------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized gain on investments in securities  ............       3,866,143
Net realized loss on real estate owned  ....................          (4,481)
                                                              ---------------

  Net realized gain on investments  ........................       3,861,662
Net change in unrealized appreciation or depreciation of
  investments  .............................................      (2,246,226)
                                                              ---------------

  Net gain on investments  .................................       1,615,436
                                                              ---------------

    Net increase in net assets resulting from operations
       .....................................................     $14,110,341
                                                              ---------------
                                                              ---------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

               2  1998 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended November 30,
                      1998
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income  .......................................     $ 14,165,499
Net expenses ...........................................       (1,670,594)
                                                          ----------------
  Net investment income  ...............................       12,494,905
                                                          ----------------

Adjustments to reconcile net investment income to net
  cash provided by operating activities:
  Change in accrued interest and mortgage security
    paydowns receivable  ...............................        1,666,347
  Net amortization of bond discount and premium ........           73,971
  Change in accrued fees and expenses  .................          (29,839)
                                                          ----------------
    Total adjustments  .................................        1,710,479
                                                          ----------------

    Net cash provided by operating activities ..........       14,205,384
                                                          ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ....................      108,086,684
Purchases of investments  ..............................      (85,071,751)
Net sales of short-term securities  ....................        1,914,201
                                                          ----------------

    Net cash provided by investing activities  .........       24,929,134
                                                          ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements  ........      (11,000,000)
Retirement of fund shares  .............................      (17,260,295)
Distributions paid to shareholders  ....................      (13,151,251)
                                                          ----------------

    Net cash used by financing activities  .............      (41,411,546)
                                                          ----------------
Net decrease in cash  ..................................       (2,277,028)
Cash at beginning of year  .............................        2,826,547
                                                          ----------------

    Cash at end of year  ...............................     $    549,519
                                                          ----------------
                                                          ----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements  ........................................     $  3,505,703
                                                          ----------------
                                                          ----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

               3  1998 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED         YEAR ENDED
                                                                  11/30/98           11/30/97
                                                              ----------------   ----------------
OPERATIONS:
Net investment income  .....................................     $ 12,494,905       $ 13,978,103
Net realized gain on investments  ..........................        3,861,662          1,488,784
Net change in unrealized appreciation or depreciation of
  investments  .............................................       (2,246,226)         1,309,056
                                                              ----------------   ----------------

  Net increase in net assets resulting from operations  ....       14,110,341         16,775,943
                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................      (13,151,251)       (13,815,326)
                                                              ----------------   ----------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....      (17,260,295)                --
                                                              ----------------   ----------------
  Total increase (decrease) in net assets  .................      (16,301,205)         2,960,617

Net assets at beginning of year  ...........................      171,139,625        168,179,008
                                                              ----------------   ----------------

Net assets at end of year  .................................     $154,838,420       $171,139,625
                                                              ----------------   ----------------
                                                              ----------------   ----------------

Undistributed net investment income  .......................     $  1,152,773       $  1,809,119
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

               4  1998 Annual Report - American Select Portfolio

                 Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Select Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. In addition the fund borrows through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol SLA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

--------------------------------------------------------------------------------

               5  1998 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At November 30, 1998, loans representing 0.20% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 1.21% of total single family principal outstanding at November 30, 1998. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized a net realized loss of $4,481 or $0.0004 per share on real estate sold during the year ended November 30, 1998.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On November 30, 1998, the fund owned no real estate.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the

--------------------------------------------------------------------------------

               6  1998 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------
                      net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      On August 10, 1998, the fund entered into an investment advisory agreement with U.S. Bank National Association (U.S. Bank), acting through its division, First American Asset Management. Prior thereto, Piper Capital Management Incorporated, which was acquired by U.S. Bank on May 1, 1998, had served as the fund's advisor. U.S. Bank also serves as the fund's administrator under an administration agreement effective May 1, 1998. Prior thereto, Piper Capital provided services under an administration agreement through April 30, 1998.

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

--------------------------------------------------------------------------------

               7  1998 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; expenses related to real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

                      During the year ended November 30, 1998, the fund paid $28,260 for custody services to U.S. Bank Trust, an affiliate of the fund's advisor. Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended November 30, 1998, aggregated $84,997,780 and $108,086,684, respectively. Included in proceeds from sales is $96,754 from sales of real estate owned. Included in net realized gains are $864,511 from prepayment penalties on multifamily loans.

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at November 30, 1998, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

             CAPITAL LOSS
               CARRYOVER          EXPIRATION
          -------------------   --------------
                $   5,107,172            2002
                   13,489,685            2003
          -------------------
                $  18,596,857
          -------------------
          -------------------

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      REPURCHASE OFFER
                      The fund's board of directors concluded that an offer to repurchase up to 10% of the fund's outstanding shares would be in the best interests of shareholders. Accordingly, the board authorized such an offer as part of a settlement agreement reached in connection with class action litigation involving the fund and seven other closed-end investment companies managed by Piper Capital Management Incorporated.

                      The repurchase offer was sent to shareholders in October 1997, and the deadline for submitting shares for repurchase was 5 p.m. Central Time on November 17, 1997. The repurchase price was determined on December 1, 1997 at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares tendered and the number of shares accepted for tender, the repurchase price per share and proceeds (including tender fees) paid by the fund were as follows:

          PERCENTAGE       SHARES      REPURCHASE      PROCEEDS
           TENDERED       TENDERED        PRICE          PAID
          -----------   ------------   -----------   -------------
                  10%      1,328,284      $12.88     $  17,108,297

--------------------------------------------------------------------------------

               8  1998 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous days closing market value was at a discount from net asset value. Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 5% of the outstanding shares as of September 9, 1998. The board of directors will review the plan every six months. The plan was last reviewed and approved by the board of directors on September 9, 1998. Pursuant to the plan, the fund repurchased and retired 12,600 shares during the year ended November 30, 1998, which represents 0.11% of the shares outstanding. The total cost of repurchasing these shares was $151,998. The weighted average discount per share on shares purchased during the year ended November 30, 1998 was 6.35%.

--------------------------------------------------------------------------------

               9  1998 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN SELECT PORTFOLIO

                                              Year         Year        Year        Year        Year
                                             Ended         Ended       Ended       Ended       Ended
                                          11/30/98(e)    11/30/97    11/30/96    11/30/95    11/30/94
                                          ------------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of period ...     $12.88        $12.66      $12.86      $11.62      $13.74
                                             ------      ---------   ---------   ---------   ---------
Operations:
  Net investment income ................       1.06          1.05        1.02        1.09        1.22
  Net realized and unrealized gains
    (losses) on investments ............       0.12          0.21       (0.14)       1.28       (2.21)
                                             ------      ---------   ---------   ---------   ---------
    Total from operations ..............       1.18          1.26        0.88        2.37       (0.99)
                                             ------      ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income ...........      (1.10)        (1.04)      (1.08)      (1.13)      (1.13)
                                             ------      ---------   ---------   ---------   ---------
Net asset value, end of period .........     $12.96        $12.88      $12.66      $12.86      $11.62
                                             ------      ---------   ---------   ---------   ---------
                                             ------      ---------   ---------   ---------   ---------
Per-share market value, end of
  period ...............................     $12.13        $11.75      $11.00      $11.00      $10.38
                                             ------      ---------   ---------   ---------   ---------
                                             ------      ---------   ---------   ---------   ---------
SELECTED INFORMATION
Total return, net asset value (a) ......       9.51%        10.44%       7.27%      21.22%      (7.48)%
Total return, market value (b) .........      13.12%        16.97%      10.53%      17.36%     (20.78)%
Net assets at end of period (in
  millions) ............................     $  155        $  171      $  168      $  172      $  157
Ratio of expenses to average weekly net
  assets including interest expense
  (c) ..................................       3.34%         3.56%       3.30%       3.76%       2.66%
Ratio of expenses to average weekly net
  assets excluding interest expense
  (c) ..................................       1.09%         1.07%       1.03%       1.08%       1.12%
Ratio of net investment income to
  average weekly net assets ............       8.08%         8.36%       8.11%       8.85%       9.61%
Portfolio turnover rate (excluding
  short-term securities) ...............         41%           86%         30%         73%        110%
Amount of borrowings outstanding at end
  of period (in millions) ..............     $   57        $   68      $   65      $   65      $   65
Per-share amount of borrowings
  outstanding at end of period .........     $ 4.77        $ 5.12      $ 4.91      $ 4.87      $ 4.80
Per-share amount of net assets,
  excluding borrowings, at end of
  period ...............................     $17.73        $18.00      $17.57      $17.73      $16.42
Asset coverage ratio (d) ...............        372%          352%        358%        364%        342%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.02% AND 0.05% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS 1995 AND 1994, RESPECTIVELY.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.

--------------------------------------------------------------------------------

               10  1998 Annual Report - American Select Portfolio

                           Investments in Securities
--------------------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO                                                         November 30, 1998
 ......................................................................................................................

                                                                Date        Par                               Market
Description of Security                                       Acquired     Value             Cost            Value(a)
------------------------------------------------------------  --------  -----------      ------------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (14.0%):
  U.S. GOVERNMENT SECURITIES (14.0%):
    6.63%, U.S. Treasury Note, 3/31/02 .....................  9/22/98   $20,500,000(b)   $ 21,731,491      $ 21,740,250
                                                                                         ------------      ------------

WHOLE LOANS (c,d,e) 120.8%
  COMMERCIAL LOANS (18.3%):
    Advance Circuits and Hopkins II Business Center, 8.71%,
      11/1/01 ..............................................  10/11/96    3,348,492         3,347,971         3,437,168
    Broadway Place, 9.00%, 6/1/01 ..........................  12/15/97    3,467,706         3,467,706         3,565,141
    Community Coffee Office Building, 8.90%, 6/1/01 ........  10/3/97     4,617,578         4,617,578         4,756,106
    Corporate Center Northborough, 7.95%, 10/1/03 ..........   9/9/98     5,000,000         4,987,500         5,066,194
    Oasis at the Waterfront, 9.50%, 5/1/00 .................  4/30/97     1,634,366         1,634,366         1,634,366
    Parkway Business Center, 7.75%, 11/1/03 ................  10/22/98    3,750,000         3,750,000         3,752,156
    Rodeo Shops, 9.15%, 6/1/07 .............................  5/29/97     1,328,770         1,328,770         1,395,208
    The Kislak Building, 8.45%, 7/1/02 .....................  6/17/97     1,727,054         1,727,054         1,778,865
    Victory Packaging Facility, 8.00%, 6/1/13 ..............  5/27/98     2,882,169         2,882,169         2,906,093
                                                                                         ------------      ------------

                                                                                           27,743,114        28,291,297
                                                                                         ------------      ------------

  MULTIFAMILY LOANS (85.7%):
    Aldrich Apartments, 8.75%, 5/31/01 .....................   6/3/94       757,752           750,175           765,330
    Bridge Court Apartments, 10.13%, 5/1/09 ................  4/21/94     1,791,943         1,774,024         1,254,360
    Bryant Square Apartments, 8.75%, 4/1/01 ................  3/15/94     1,123,497(b)      1,108,267         1,146,725
    Candlelite Apartments, 8.75%, 3/1/01 ...................  2/28/94     1,496,182         1,485,339         1,533,856
    Cape Cod Apartments, 7.40%, 2/1/08 .....................  1/16/98     1,837,078(b)      1,837,078         1,805,201
    Casa Del Vista Apartments, 8.75%, 1/1/01 ...............  12/30/93    2,061,096(b)      2,048,394         2,100,272

                                                                Date        Par                               Market
Description of Security                                       Acquired     Value             Cost            Value(a)
------------------------------------------------------------  --------  -----------      ------------      ------------
    Castle Arms Apartments, 8.13%, 1/1/03 ..................  12/28/95  $   768,606      $    765,243      $    779,122
    Centre Court Apartments, 8.75%, 1/1/01 .................  12/30/93    1,119,811         1,108,613         1,146,526
    Chapel Hill Apartments, 9.38%, 1/1/08 ..................  7/29/94       897,023           888,780           932,635
    Continental Gardens Apartments, 8.90%, 3/1/04 ..........  2/14/94     1,922,914(b)      1,911,858         2,015,571
    Cottonwood Villas Apartments, 9.00%, 10/1/01 ...........  9/24/98     1,645,000         1,628,550         1,661,450
    El Conquistador Apartments, 8.75%, 4/1/01 ..............  3/18/94     2,523,260(b)      2,496,105         2,588,247
    Emerald Shores Apartments, 7.60%, 12/1/08 ..............  11/4/98     3,230,840         3,230,840         3,205,793
    Evergreen Square Apartments, 8.75%, 12/1/00 ............  12/1/93     2,131,044(b)      2,109,734         2,216,286
    Fairway Hills Apartments, 8.50%, 2/1/99 ................  12/14/93    1,602,529         1,590,570         1,121,770
    Foothills West Apartments, 8.75%, 2/1/01 ...............   2/1/94     2,103,817(b)      2,089,937         2,113,399
    Glen Hollow Apartments, 9.00%, 4/1/01 ..................  3/30/94     5,417,067(b)      5,389,885         5,584,908
    Green Acres Apartments, 8.75%, 1/1/01 ..................  12/30/93    1,306,446         1,293,381         1,337,614
    Greenwood Residences, 7.75%, 4/1/08 ....................  3/12/98     2,387,911(b)      2,387,911         2,377,703
    Hidden Colony Apartments, 9.00%, 4/1/01 ................  3/22/94     3,212,608(b)      3,190,041         3,257,130
    Hunters Meadows Apartments, 8.25%, 2/1/03 ..............  1/18/96     5,150,700         5,095,823         5,242,070
    La Arboleda Apartments, 8.75%, 1/1/01 ..................  12/29/93    4,000,444(b)      3,977,086         4,076,481
    Lakeville Apartments, 8.00%, 5/1/08 ....................  4/24/98     2,533,642         2,533,642         2,568,584
    LaPrada and Club at Springlake Apartments, 7.60%,
      9/1/03 ...............................................  8/27/98    14,736,000        14,736,000        14,660,929
    Meadow Glenn Apartments, 8.50%, 2/1/07 .................  1/30/97     2,293,230(b)      2,293,230         2,366,848

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

               11  1998 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO
(CONTINUED)

                                                                Date        Par                               Market
Description of Security                                       Acquired     Value             Cost            Value(a)
------------------------------------------------------------  --------  -----------      ------------      ------------
    Oak Valley, Canyon Creek and Regional Apartments I,
      8.25%, 10/1/01 .......................................  9/30/98   $10,053,585      $ 10,053,585      $ 10,254,657
    Oak Valley, Canyon Creek and Regional Apartments II,
      14.00%, 10/1/01 ......................................  9/30/98     3,020,000         3,020,000         2,798,043
    Old Orchard Apartments, 8.75%, 12/1/00 .................  12/16/93    9,682,358(b)      9,650,915         9,914,805
    Parc Du Lac Apartments, 8.50%, 2/1/99 ..................  1/28/94     5,171,253(b)      5,111,642         5,209,973
    Revere Apartments, 8.75%, 4/1/01 .......................  3/18/94       788,219(b)        780,913           804,578
    Rush Creek Apartments, 7.73%, 4/1/99 ...................   4/5/94     2,495,916         2,468,193         2,495,916
    Shadowood Apartments, 8.50%, 3/1/99 ....................  2/24/94     5,080,257(b)      5,026,547         5,095,956
    Sheridan Ponds Apartments, 8.70%, 1/1/07 ...............  12/18/96    7,332,313(b)      7,295,651         7,636,379
    Sherwood Lake Apartments, 9.13%, 8/1/01 ................  7/22/94     2,324,053         2,297,408         1,626,837
    Sierra Vista Apartments, 9.50%, 2/1/01 .................  1/18/94     1,338,579(b)      1,325,193         1,363,027
    Somerset Place Apartments, 9.00%, 4/1/04 ...............   4/8/94     2,274,570         2,257,510         2,152,359
    The Oaks of Lake Bluff Apartments, 8.75%, 4/1/01 .......   3/8/94     2,691,478(b)      2,664,082         2,760,798
    Timber Forest Apartments, 8.75%, 2/1/01 ................  1/14/94     1,151,431         1,138,125         1,173,995
    White Oaks Apartments, 8.75%, 1/1/01 ...................  12/30/93      793,199           785,267           812,123
    Willow Brooke Apartments, 8.75%, 4/1/01 ................  3/22/94     4,686,055(b)      4,659,261         4,783,316
    Willow Creek Apartments, 8.50%, 2/1/07 .................  1/30/97     5,794,720(b)      5,794,720         5,980,746
                                                                                         ------------      ------------

                                                                                          132,049,518       132,722,318
                                                                                         ------------      ------------

                                                                Date        Par                               Market
Description of Security                                       Acquired     Value             Cost            Value(a)
------------------------------------------------------------  --------  -----------      ------------      ------------

  SINGLE FAMILY LOANS 16.8%
    Norwest VIII, 8.11%, 8/4/22 ............................   6/4/97   $ 8,444,915      $  8,276,683      $  8,575,513
    Norwest IX, 7.89%, 5/1/22 ..............................  8/29/97     9,775,149         9,671,985         9,938,805
    Norwest X, 7.87%, 4/1/23 ...............................  3/12/98     7,517,108         7,533,645         7,516,731
                                                                                         ------------      ------------
                                                                                           25,482,313        26,031,049
                                                                                         ------------      ------------

      Total Whole Loans                                                                   185,274,945       187,044,664
                                                                                         ------------      ------------

SHORT-TERM SECURITIES (0.8%):
    First American Prime Obligations Fund, 4.94% ...........  11/30/98    1,164,799(f)      1,164,799         1,164,799
                                                                                         ------------      ------------

      Total Investments in Securities (g) .                                              $208,171,235      $209,949,713
                                                                                         ------------      ------------
                                                                                         ------------      ------------

NOTES TO INVESTMENTS IN SECURITIES:

(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS
(b) ON NOVEMBER 30, 1998, SECURITIES VALUED AT $89,356,024 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                           NAME OF
                                                         BROKER AND
             ACQUISITION                      ACCRUED    DESCRIPTION
  AMOUNT        DATE      RATE*      DUE     INTEREST   OF COLLATERAL
-----------  -----------  -----   ---------  ---------  -------------
$14,000,000    11/16/98   5.13%    12/15/98  $  29,911       (1)
 43,000,000    11/16/98   6.15%    12/15/98    110,215       (2)
-----------                                  ---------
$57,000,000                                  $ 140,126
-----------                                  ---------
-----------                                  ---------

* INTEREST RATE AS OF NOVEMBER 30, 1998. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
         (1) MORGAN STANLEY;
            U.S. TREASURY NOTE, 6.63%, 3/31/02, $13,350,000 PAR

--------------------------------------------------------------------------------

               12  1998 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

         (2) MORGAN STANLEY;
            BRYANT SQUARE APARTMENTS, 8.75%, 4/1/01, $1,123,497 PAR
            CAPE COD APARTMENTS, 7.40%, 2/1/08, $1,837,078 PAR
            CASA DEL VISTA APARTMENTS, 8.75%, 1/1/01, $2,061,096 PAR
            CONTINENTAL GARDENS APARTMENTS, 8.90%, 3/1/04, $1,922,914 PAR
            EL CONQUISTADOR APARTMENTS, 8.75%, 4/1/01, $2,523,260 PAR
            EVERGREEN SQUARE APARTMENTS, 8.75%, 12/1/00, $2,131,044 PAR
            FOOTHILLS WEST APARTMENTS, 8.75%, 2/1/01, $2,103,817 PAR
            GLEN HOLLOW APARTMENTS, 9.00%, 4/1/01, $5,417,067 PAR
            GREENWOOD RESIDENCES, 7.75%, 4/1/08, $2,387,911 PAR
            HIDDEN COLONY APARTMENTS, 9.00%, 4/1/01, $3,212,608 PAR
            LA ARBOLEDA APARTMENTS, 8.75%, 1/1/01, $4,000,444 PAR
            MEADOW GLENN APARTMENTS, 8.50%, 2/1/07, $2,293,230 PAR
            OLD ORCHARD APARTMENTS, 8.75%, 12/1/00, $9,682,358 PAR
            PARC DU LAC APARTMENTS, 8.50%, 2/1/99, $5,171,253 PAR
            REVERE APARTMENTS, 8.75%, 4/1/01, $788,219 PAR
            SHADOWOOD APARTMENTS, 8.50%, 3/1/99, $5,080,257 PAR
            SHERIDAN PONDS APARTMENTS, 8.70%, 1/1/07, $7,332,313 PAR
            SIERRA VISTA APARTMENTS, 9.50%, 2/1/01, $1,338,579 PAR
            THE OAKS OF LAKE BLUFF APARTMENTS, 8.75%, 4/1/01, $2,691,478 PAR
            WILLOW BROOKE APARTMENTS, 8.75%. 4/1/01, $4,686,055 PAR
            WILLOW CREEK APARTMENTS, 8.50%, 2/1/07, $5,794,720 PAR
(c)  INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT
     ON NOVEMBER 30, 1998. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE
     FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE
     MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 1998.
(d)  COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED
     PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE
     INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION
     OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER
     OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
         ADVANCE CIRCUITS AND HOPKINS II BUSINESS CENTER - HOPKINS, MN
         BROADWAY PLACE - ALBUQUERQUE, NM
         COMMUNITY COFFEE OFFICE BUILDING - BATON ROUGE, LA
         CORPORATE CENTER NORTHBOROUGH - HOUSTON, TX
         OASIS AT THE WATERFRONT - SCOTTSDALE, AZ
         PARKWAY BUSINESS CENTER - POWAY, CA
         RODEO SHOPS - MIAMI, FL
         THE KISLAK BUILDING - WOODBRIDGE TOWNSHIP, NJ
         VICTORY PACKAGING FACILITY - PHOENIX, AZ

MULTIFAMILY LOANS:
         ALDRICH APARTMENTS - MINNEAPOLIS, MN
         BRIDGE COURT APARTMENTS - OWATONNA, MN
         BRYANT SQUARE APARTMENTS - EDMUND, OK
         CANDLELITE APARTMENTS - GRANDVIEW, MO
         CAPE COD APARTMENTS - OKLAHOMA CITY, OK
         CASA DEL VISTA APARTMENTS - CARSON CITY, NV
         CASTLE ARMS APARTMENTS - AUSTIN, TX
         CENTRE COURT APARTMENTS - NORTH CANTON, OH
         CHAPEL HILL APARTMENTS - KANSAS CITY, MO
         CONTINENTAL GARDENS APARTMENTS - GRAND ISLAND, NE
         COTTONWOOD VILLAS APARTMENTS - MESA, AZ
         EL CONQUISTADOR APARTMENTS - TUCSON, AZ
         EMERALD SHORES APARTMENTS - PHOENIX, AZ
         EVERGREEN SQUARE APARTMENTS - BUFFALO, MN
         FAIRWAY HILLS APARTMENTS - RAPID CITY, SD
         FOOTHILLS WEST APARTMENTS - EL PASO, TX
         GLEN HOLLOW APARTMENTS - CHARLOTTE, NC
         GREEN ACRES APARTMENTS - MASSILLON, OH
         GREENWOOD RESIDENCES - MITON, WA
         HIDDEN COLONY APARTMENTS - DORAVILLE, GA
         HUNTERS MEADOWS APARTMENTS - COLORADO SPRINGS, CO
         LA ARBOLEDA APARTMENTS - SAN ANTONIO, TX
         LAKEVILLE APARTMENTS - LAKEVILLE, MN
         LAPRADA AND CLUB AT SPRINGLAKE APARTMENTS - MESQUITE AND HAMILTON CITY,
           TX
         MEADOW GLENN APARTMENTS - MIDWEST CITY, OK
         OAK VALLEY, CANYON CREEK & REGIONAL APARTMENTS I - ARLINGTON, TX
         OAK VALLEY, CANYON CREEK & REGIONAL APARTMENTS II - ARLINGTON, TX
         OLD ORCHARD APARTMENTS - GRAND RAPIDS, MI
         PARC DU LAC APARTMENTS - NEW ORLEANS, LA
         REVERE APARTMENTS - REVERE, MA
         RUSH CREEK APARTMENTS - HOUSTON, TX
         SHADOWOOD APARTMENTS - NASHVILLE, TN
         SHERIDAN PONDS APARTMENTS - TULSA, OK
         SHERWOOD LAKE APARTMENTS - TAMPA, FL
         SIERRA VISTA APARTMENTS - BOISE, ID
         SOMERSET PLACE APARTMENTS - TUCSON, AZ
         THE OAKS OF LAKE BLUFF APARTMENTS - LAKE BLUFF, IL
         TIMBER FOREST APARTMENTS - PLANO, TX
         WHITE OAKS APARTMENTS - MASSILLON, OH
         WILLOW BROOKE APARTMENTS - TAMPA, FL
         WILLOW CREEK APARTMENTS - MIDWEST CITY, OK

SINGLE FAMILY LOANS:
         NORWEST VIII - 69 LOANS, UNITED STATES.
         NORWEST IX - 88 LOANS, UNITED STATES.
         NORWEST X - 47 LOANS, UNITED STATES.

(e)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON NOVEMBER 30, 1998, THE
     TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $187,044,664 OR 120.8% OF TOTAL
     NET ASSETS.
(f)  THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS ADVISOR
     FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(g)  ON NOVEMBER 30, 1998, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $208,171,235. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

GROSS UNREALIZED APPRECIATION..................................    $  3,923,737
GROSS UNREALIZED DEPRECIATION..................................      (2,145,259)
                                                                 --------------
NET UNREALIZED APPRECIATION....................................    $  1,778,478
                                                                 --------------
                                                                 --------------

--------------------------------------------------------------------------------

               13  1998 Annual Report - American Select Portfolio

                 Independent Auditors' Report
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN SELECT PORTFOLIO INC.:

                      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Select Portfolio Inc. as of November 30, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Select Portfolio Inc. as of November 30, 1998, and the results of its operations and cash flows, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      January 8, 1999

--------------------------------------------------------------------------------

               14  1998 Annual Report - American Select Portfolio

                 Federal Income Tax Information
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
----------------------------------------  -------
December 22, 1997 ......................  $0.1550
January 12, 1998 .......................   0.0850
February 25, 1998 ......................   0.0850
March 25, 1998 .........................   0.0850
April 22, 1998 .........................   0.0850
May 27, 1998 ...........................   0.0850
June 24, 1998 ..........................   0.0850
July 29, 1998 ..........................   0.0850
August 26, 1998 ........................   0.0875
September 23, 1998 .....................   0.0875
October 28, 1998 .......................   0.0875
November 24, 1998 ......................   0.0875
                                          -------
  Total ................................  $1.1000
                                          -------
                                          -------

--------------------------------------------------------------------------------

               15  1998 Annual Report - American Select Portfolio

                 Shareholder Update
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 10, 1998. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected the following
                          directors:

                                               SHARES        SHARES WITHHOLDING
                                            VOTED "FOR"      AUTHORITY TO VOTE
                                          ----------------   ------------------
David T. Bennett .......................     10,223,233            306,375
Robert J. Dayton .......................     10,223,873            305,735
Roger A. Gibson ........................     10,226,373            303,235
Andrew M. Hunter III ...................     10,233,512            296,096
Leonard W. Kedrowski ...................     10,228,747            300,861
Robert L. Spies ........................     10,235,687            293,921
Joseph D. Strauss ......................     10,235,687            293,921
Virginia L. Stringer ...................     10,235,687            293,921

                      (2) The fund's shareholders approved an interim advisory
                          agreement between the fund and Piper Capital
                          Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement. The following votes were cast regarding this matter:

    SHARES           SHARES                        BROKER
 VOTED "FOR"     VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 ------------   -----------------   -----------   ---------
  10,151,405         142,344          235,858        --

                      (3) The fund's shareholders approved a new investment
                          advisory agreement between the fund and U.S. Bank National Association. The following votes were cast regarding this matter:

    SHARES           SHARES                        BROKER
 VOTED "FOR"     VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 ------------   -----------------   -----------   ---------
  10,170,620         119,884          239,103        --

                      (4) The fund's shareholders ratified the selection by a
                          majority of the independent members of the fund's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending November 30, 1998. The following votes were cast regarding this matter:

    SHARES           SHARES                        BROKER
 VOTED "FOR"     VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 ------------   -----------------   -----------   ---------
  10,301,330          65,279          162,999        --

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved a share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's current outstanding shares.

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value, remaining shares outstanding may experience

--------------------------------------------------------------------------------

               16  1998 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------
                      a slight increase in net asset value. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company
                      (IFTC), the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before the next dividend and/or capital gains distribution.

                      PLAN ADMINISTRATION
                      Beginning no more than 5 business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

--------------------------------------------------------------------------------

               17  1998 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                      There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

--------------------------------------------------------------------------------

               18  1998 Annual Report - American Select Portfolio

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